Exhibit 10.20
ORCHID ISLAND CAPITAL, INC.

DIRECTOR CASH COMPENSATION
DEFERRAL ELECTION FORM
By completing this form, you irrevocably elect to receive the payment of any cash compensation from retainers, meeting fees or committee fees (collectively “ Cash Compensation ”) that may be paid to you by Orchid Island Capital, Inc. (the “ Company ”) in 2022, and if applicable for future years as described below, in the form specified below.

Please complete this Cash Compensation
Deferral Election Form and return a signed copy to Bob Cauley no later than 5:00 p.m. EST on
December 31, 2021 (the “ Election Deadline
”).

All terms not defined herein are defined in the
Exhibit A Definitions
.

Name:

______________________________________
NOTE: This Cash Compensation Deferral Election Form will apply to all Cash
Compensation you may receive from the Company on and after January 1, 2022 until such time as a new signed Cash Compensation Deferral Election Form is received by the
Company.

Any new signed Cash Compensation Deferral Election Form must be received by the Company no later than December 31 of the calendar year preceding the calendar year in which it is intended to apply.
STEP 1: FORM OF COMPENSATION
You

may select one or any combination of the following payment options for Cash
Compensation that you will earn in calendar year 2022, and if applicable for future years.

The
payment options include “ Current Cash ” ( i.e. , paid in cash pursuant to the Company’s normal schedule for payment); “ Deferred Cash ” ( i.e. , paid in cash at the time elected in STEP 3 below)
and “ Deferred Stock Units ” ( i.e. , paid as a number of shares of the Company’s common stock equal to the number of Deferred Stock Units as provided under the separate Deferred Stock Units
Deferral

Election Form).

The percentage of your Cash Compensation allocated to the various options must equal 100%.

Any amounts not allocated will be deemed to have been elected to be paid in the form of Current
Cash.

I irrevocably elect for my Cash Compensation to be allocated as follows:
Indicate the
percentage (in 1%
increments) that you
designate for receipt
of Cash
Compensation earned
for 2022, and if
Current

Cash

(paid in cash pursuant to
the Company’s

normal
schedule for payment)
Deferred

Cash
(invested in selected fund
set forth below in STEP
3 )
Deferred Stock Units
(“DSUs”)
(paid in DSUs pursuant
to a separate election
form)

________________%

_______________% ______________%

applicable for future
years.
Deferred Cash Election
If you elected Deferred Cash in STEP 1 , please review and complete STEPS 2, 3 and 4 below.
DSUs
If you elected DSUs in STEP 1 , please complete the separate Deferred Stock Units Deferral
Election Form and Dividend Equivalents Deferral Election Form, if applicable, provided by the
Company and review and complete STEP 4

below.

The number of DSUs granted as a result of your deferral election will be equal to (1) the amount of your Deferred Cash elected above, divided by (2) the Fair Market Value of the Company’s
common stock on the DSU grant date.

Please note that the DSUs you will receive pursuant to
this election will be granted as provided in the grant agreement and Deferred Stock Units
Deferral Election Form and settled in the Company’s common stock only if at the time of grant the Company determines there will be shares available at the time of settlement.

If the Company
determines that shares will not be available at settlement, then the DSUs shall be settled in cash.

Any associated dividend equivalents will be governed by the grant agreement and the separate
Dividend Equivalents Deferral Election Form, if applicable.

STEP 2: ESTABLISHMENT OF ACCOUNT AND INVESTMENT OPTIONS
If you elected Deferred Cash in STEP 1 , the Company will establish a bookkeeping account in your name (your “ Account ”) and may establish one or more Accounts as it determines are necessary.

Funds shall not actually be invested in the investment options available below, and you will not have any real or beneficial ownership in any investment option. Your

Account is
solely a device for the measurement and determination of the amounts to be paid to you pursuant to this Cash Compensation Deferral Election Form and shall not constitute or be treated as a trust fund of any kind.

You

must elect to notionally invest your funds in one of the three investment options below, and all fund distributions with respect to the investment options below will be deemed to be reinvested.

I elect for my Deferred Cash to be deemed to be invested in the following investment option
( Choose one ):
_____Vanguard

Short-Term Treasury

Index Fund (VGSH); OR
_____Va

nguard Total Bond Market Fund (BND); OR
_____Vanguard

Total Equity Stock

Market Index Fund (VTI).
STEP 3: DISTRIBUTION ELECTION

If you elected Deferred Cash in STEP 1 , you must specify when and in what form you want to receive payment for your 2022 Cash Compensation, and if applicable for future years.

I hereby irrevocably elect to receive my 2022 Cash Compensation, and if applicable for future years, upon the earlier to occur of my death, Disability (as defined in Treasury Regulation
Section 1.409A-3(i)(4)), a Change in Control, or ( select only one of the following ) (each such date a “ Payment Event ”):

☐

(a)

The

date

I

incur

a

Separation

from

Service

with

the

Company,

determined

in
accordance with the Company’s written and generally applicable policies.
☐

(b)

The

anniversary of

the date of

I incur

a Separation

from Service with

the
Company,

determined

in

accordance

with

the

Company’s

written

and

generally

applicable
policies.
☐

(c)

As

soon

as

administratively

feasible

following

________________

___,

_____
( Insert applicable date
).

I hereby irrevocably elect to receive my Cash Compensation in the form below:
☐

(a)

Lump Sum; OR
☐

(b)

Annual Installments.

_________ (
Specify number of annual installments; must be 2-15 years ).
Except as provided below, payments hereunder shall be made or commence on the Scheduled
Payment Date following a Payment Event. The deferral under this Cash Compensation Deferral
Election Form is intended to comply with the applicable requirements of Code Section 409A, as amended from time to time, and the guidance and regulations promulgated thereunder and successor provisions, guidance and regulations thereto (the “ Nonqualified Deferred
Compensation Rules
”) and shall be construed and interpreted in accordance with such intent.

If
you are deemed to be a “specified employee” within the meaning of the Nonqualified Deferred
Compensation Rules, as determined by the Committee (as defined below), at a time when you become eligible for payment upon your Separation from Service within the meaning of the
Nonqualified Deferred Compensation Rules, then to the extent necessary to prevent any accelerated or additional tax under the Nonqualified Deferred Compensation Rules, such payment will be delayed until the earlier of: (a) the date that is six months following your
Separation from Service and (b) your death.

Notwithstanding the foregoing, the Company and
its affiliates make no representations that the deferral is compliant with the Nonqualified
Deferred Compensation Rules and in no event shall the Company or any affiliate be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by you on account of non-compliance with the Nonqualified Deferred Compensation Rules.

STEP 4: GENERAL PROVISIONS, SIGNATURE AND AUTHORIZATION
GENERAL PROVISIONS

Administration
.

This Cash Compensation Deferral Election Form will be administered by the
Compensation Committee of the Board of Directors (the “ Committee
”) of the Company.

The
Committee will have sole and absolute discretion regarding the exercise of its powers and duties under this Cash Compensation Deferral Election Form, including the following powers and duties:
●
To

direct

the

administration

of

the

Cash

Compensation

Deferral

Election

Form

in
accordance with the provisions herein set forth;
●
To

adopt rules

of procedure

and regulations

necessary for

the administration

of the

Cash
Compensation Deferral Election Form;
●
To

determine

all

questions

with

regard

to

your

rights

under

the

Cash

Compensation
Deferral Election Form;
●
To

furnish the Company

with information that

the Company may

require for tax

or other
purposes;
●
To

engage the service of

counsel (who may,

if appropriate, be counsel

for the Company),
actuaries, and agents whom

it may deem advisable

to assist it

with the performance of

its
duties;
● To prescribe procedures to be followed in obtaining benefits;
●
To

receive

information

as

is

necessary

for

the

proper

administration

of

the

Cash
Compensation Deferral Election Form;
●
To establish and maintain, or cause to be maintained, the individual Accounts described in
STEP 2

above;
●
To

create

and

maintain

such

records

and

forms

as

are

required

for

the

efficient
administration of the Plan; and
●
To

exercise such

other powers

and perform

such other

duties as

it may

deem necessary,
desirable,

advisable

or

proper

for

the

supervision

and

administration

of

the

Cash
Compensation Deferral Election Form.

Funding and Creditor Status
.

Benefits hereunder will be funded solely by the Company.

Benefits will constitute an unfunded general obligation of the Company, but the Company may, in its discretion, create reserves, funds and/or provide for amounts to be held in trust to fund such benefits on its behalf.

Payment of benefits may be made by the Company, any trust established by the Company or through a service or benefit provider to the Company or such trust.

You

will
be a general unsecured creditors of the Company with respect to the payment of any amounts hereunder.

No Reduction of Company Rights
.

Nothing contained in this Cash Compensation Deferral
Election Form will be construed as a right of any director to be renominated to serve as a director.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE

OF MARYLAND APPLICABLE
TO CONTRACTS MADE AND TO BE PERFORMED THEREIN, EXCLUSIVE OF THE
CONFLICT OF LAWS PROVISIONS OF MARYLAND LAW.
SIGNATURE AND ACKNOWLEDGEMENT
I understand that my rights to payment hereunder are subject to the rights of the general creditors of the Company in the event of its insolvency. I further understand that this Cash
Compensation Election Form will become effective and irrevocable as of 5:00 p.m. EST on
December 31, 2021, which is the Election Deadline. Once I have elected the form and time of payment of my Cash Compensation by filing this completed Cash Compensation Election
Form, I understand that my election will be irrevocable. I acknowledge that, if I do not complete and timely submit this Cash Compensation Election Form, my Cash Compensation will be paid to me pursuant to the Company’s normal schedule for payment.
By executing this Cash Compensation Election Form, I hereby acknowledge my understanding of, and agreement with, the terms and provisions set forth in this Cash Compensation Election
Form and the Deferred Stock Units Deferral Election Form and Dividend Equivalents Deferral
Election Form,

as applicable.

DIRECTOR

Name:

Date:

EXHIBIT A
DEFINITIONS
1.

“
Change in Control ” means a change in control of the Company which will be deemed to have occurred after the date hereof if:

(a)

any “person” as such term is used in Section 3(a)(9) of the Securities
Exchange Act of 1934, as amended (the “Exchange Act”), as modified and used in
Sections 13(d) and 14(d) thereof except that such term shall not include (A) the Company or any of its subsidiaries, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, (D) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Company’s common stock, or (E) any person or group as used in Rule 13d-1(b) under the Exchange Act, is or becomes the Beneficial Owner, as such term is defined in Rule 13d-3 under the Exchange
Act, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of outstanding Company securities;
(b)

during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company (the “Board”),
and any new director (other than (i) a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c) or
(d) hereof or (ii) a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;
(c)

there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation in which the holders of Company voting securities immediately before the merger or consolidation continue to own more than 50% or more of the combined voting power of the Company or the surviving entity in the merger or consolidation or any parent thereof outstanding immediately after such merger or consolidation; or
(d)

there is consummated an agreement for the sale or disposition by the
Company of all or substantially all of the Company’s assets (or any transaction having a similar effect, including a liquidation) other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity,

more than fifty percent (50%)
of the combined voting power and common stock of which is owned by stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company immediately prior to such sale.

If a Change in Control (as defined in clauses (a) through (d) above) constitutes a payment event under this Cash Compensation Deferral Election Form and such payment is subject to Section 409A of the Code, no payment will be made under that award on account of a
Change in Control unless the event described in clause (a), (b), (c) or (d) above, as applicable, constitutes a “change in control event” as defined in Section 409A of the
Code.
2.

“
Code ” means the Internal Revenue Code of 1986, as amended.
3.

“
Fair Market Value ” means as defined in the Orchid Island Capital, Inc. 2021
Equity Incentive Plan, as amended from time to time.
4.

“
Scheduled Payment Date ” means as soon as administratively practicable following the payment date selected in the Cash Compensation Deferral Election Form.
5.

“
Separation from Service ” means the date that a director ceases to provide services to the Company as a member of the Board of Directors; provided, however, that the event constitutes a “separation from service” within the meaning of Treasury Regulation Section
1.409A-1(h) as defined by Section 409A of the Code.